UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2024

KINETIC GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-216047	47-4685650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2801 NW 74TH Avenue, Miami FL 33122

(Address of principal executive offices)

786-712-6827

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

The Company has discharged its audit firm. There is no dispute with our old audit firm. Until we hire a new permanent audit firm, our books and records will be overseen by BGM Consulting LLC (“CPA”).

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

CPA has advised our Board of Directors that changes have to be made in our financial information filed since June 2022.

Our financial statements as currently filed for the period beginning June 2022 up to the present day should not be relied upon by the public until Company has made such changes and we have filed the new reports on EDGAR.

The Board of Directors do not believe this change adversely impacts Company’s ability to continue in business.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2024	“/s/” Ana Maria Mendez
Name: Ana Maria Mendez
Title: President

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